UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2010

                              MAGYAR BANCORP, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                            0-51726                20-4154978
-------------------------------      ---------------        ----------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
  of Incorporation)                                         Identification No.)


400 Somerset Street, New Brunswick, New Jersey                   08901
----------------------------------------------                 -----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
           ------------

     On February 3, 2010, Magyar Bancorp, Inc. (the "Company") issued a press release announcing that the Company would suspend the payment of quarterly retainers to members of its Board of Directors for 2010. The text of the press release is attached as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable

(d)  Exhibits.

          The following Exhibit is attached as part of this report:

          99.1 Press release, dated February 3, 2010, announcing the suspension of payment of quarterly retainers to directors for 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             MAGYAR BANCORP, INC.


DATE: February 3, 2010       By:    /s/ John S. Fitzgerald
                                    --------------------------------------------
                                    John S. Fitzgerald
                                    Acting President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                 Description
         -----------                 -----------
          99.1                       Press release, dated February 3, 2010,
                                     announcing the suspension of payment of
                                     quarterly retainers to directors for 2010.